Exhibit 99.1

                            2006 EMPLOYMENT AGREEMENT

                      Columbia River Bank - James C. McCall

         This Employment Agreement (the "Agreement") is made and entered into effective the 1st day of April 2006 by and between Columbia River Bank, an Oregon corporation ("Bank") and James C. McCall ("Employee").

                                    RECITALS

         (1) Bank is a state-chartered Oregon financial institution, and is the wholly owned subsidiary of Columbia Bancorp ("Bancorp"). Bancorp's principal office is at 420 East Third Street, Suite 200, The Dalles, Oregon 97058.

         (2) Bank desires to employ Employee as an officer of Bank on the terms and conditions set forth herein.

         Now, therefore, it is agreed:

         1.       RELATIONSHIP AND DUTIES.
                  ------------------------

         1.1 Employment and Title. Bank shall employ Employee as an officer of Bank with the title of Executive Emeritus. Subject to the terms and conditions hereof, employee shall perform such duties and exercise such authority subject to the general direction of the President and Chief Executive Officer of the Bank and of the Boards of Directors of Bancorp and the Bank. Such services and duties shall be exercised in good faith and in accordance with standards of reasonable business judgment. As used herein, references to "Bank" shall be deemed to also refer to and include Bancorp where the context requires.

         1.2 Duties; Conflicts. Employee shall devote his time, attention and efforts to the diligent performance of his duties while performing as an officer of the Bank. Employee will not accept employment with any other individual, corporation, partnership, governmental authority or any other entity, or engage in any other venture for profit which Bancorp, or any subsidiary, parent, sister or affiliated corporation of Bancorp, considers to be in conflict with their best interests or to be in competition with their business, or which may interfere in any substantial way with Employee's performance of his duties hereunder.

         1.3 Service on Other Company Boards. Nothing in the Agreement shall prohibit Employee from serving on the board of directors of any profit or non-profit corporation not in direct competition with Bancorp or with any subsidiary, parent, sister or affiliated corporation of Bancorp. In addition, Employee may own stock in any other corporation whether or not the stock is publicly traded; provided, that if such corporation operates a business in competition with Bancorp Employee may not own more than five percent (5%) of the outstanding shares of such corporation.

         2.       TERM OF EMPLOYMENT.
                  -------------------

         2.1 Three-Year Term. The term of employment under the Agreement shall begin on April 1, 2006 and end on March 31, 2009.

         3.       TERMINATION.
                  ------------

         3.1 Definition. As used in the Agreement, "termination" shall mean the termination of Employee's employment relation with Bank, whether initiated by Bank or by Employee, and whether for cause or without cause.

         3.2 Termination Events. Notwithstanding any other provisions of the Agreement, the employment of Employee shall terminate immediately on the earlier to occur of any of the following:

                  3.2.1    Employee's death;

                  3.2.2 The discharge of Employee by Bank for cause. "Cause" as used herein shall mean (i) Employee's gross negligence or willful misconduct as shall constitute, as a matter of law, a breach of the covenants and obligations of Employee hereunder; (ii) failure or refusal of Employee to comply with the provisions of the Agreement; (iii) Employee's conviction by any duly constituted court with competent jurisdiction of a crime (other than traffic offenses); (iv) Employee's malfeasance or incompetence, provided that in applying this criteria Bank shall not be unreasonable or arbitrary, and provided further that prior to effecting a dismissal under this Section (iv) Bank shall afford Employee with fair and reasonable written warning and with a fair and reasonable opportunity to cure any defects in Employee's performance.

         3.3 Termination by Employee. Employee may terminate his employment with Bank with or without cause by giving thirty (30) days written notice of termination. "Cause" as used herein shall include Bank's failure or refusal to comply with the provisions of the Agreement.

         3.4 Effect of Termination. The termination of Employee's employment shall constitute a tender by Employee of his resignation as an officer of Bank, and as a member of any board of directors or board committees of Bancorp or its affiliates if Employee is a member thereof at the time of termination.

         3.5 Payment on Termination. If Employee's employment is terminated by Employee with or without cause, or by Bank with or without cause, Employee shall be paid all base salary and benefits accrued under the Agreement as of the termination date.

         3.6 Severance Payment. If Employee's employment is terminated by Employee with cause, or by Bank without cause, Employee shall be paid all base salary and benefits accrued under the Agreement as of the termination date, and in addition, shall be entitled to a severance payment equal to the greater of
(i) one month's base salary (based on an annual salary figure equal to $119,000 rather than Employee's actual annual salary) multiplied by the number of full calendar years Employee has been employed by Bank or any predecessor thereof, or
(ii) one month's base salary (based on an annual salary figure equal to $119,000 rather than Employee's actual annual salary) multiplied by twelve (12). For purposes of Section 3.6(i) a period of continuous full-time employment for six months or more in a calendar year shall count as a full calendar year. If for any period Employee has been employed simultaneously by Bank and by one or more of its affiliates, such period shall count only once in determining the severance payment under Section 3.6(i). The severance payment provided herein shall be paid in full within thirty (30) days of the date of Employee's termination. Employee shall not be entitled to such severance payment if Employee's employment is terminated by Bank with cause, in which case Employee shall only be entitled to receive on termination a payment equal to Employee's base salary and benefits accrued under the Agreement as of the termination date, and no other payments.

         3.7 Performance Bonus. If Employee's employment is terminated by Employee with cause, or by Bank without cause, Employee shall be paid, in addition to the amounts payable under Sections 3.5 and 3.6 of the Agreement: (i) all nonforfeitable deferred compensation, if any; and (ii) unpaid performance bonus payments, if any, payable under Section 4.2 of the Agreement, which shall be declared earned and payable based upon performance up to, and shall be pro-rated as of, the date of termination. Employee shall not be entitled to such unpaid performance bonus payments if Employee's employment is terminated by Bank with cause, or by Employee without cause.

         3.8 Effect of Disability. Notwithstanding any other provision of the Agreement, Employee's inability to perform the services required of Employee under the Agreement because of disability shall not constitute cause for termination; provided, that Employee shall receive no base salary under the Agreement for hours not worked as a result of such disability. Nothing herein shall preclude Employee from utilizing earned and available sick leave during any period of disability. "Disability" as used herein shall mean the inability of Employee, due to illness, accident, or other physical or mental incapacity, to perform the services required under the Agreement.

         3.9 Early Termination Option. Notwithstanding any other provision in the Agreement or any retirement arrangement contract between the parties, Employee may terminate his employment with the Bank without cause at any time on or after April 1, 2006 and if Employee does so, Bank shall pay Employee the sum of $6,000 per month (with a pro-rata payment for any partial month) for the period beginning on the date of such termination by Employee through and including March, 2008.

         4.       COMPENSATION.
                  -------------

         4.1 Base Salary and Hours. For the period beginning April 1, 2006 and ending March 31, 2009 Employee shall be paid an annual base salary of $72,000, payable in equal bimonthly installments and subject to any deductions required by law. Employee shall devote no less than one hundred twenty (120) hours per four-week period to his duties under the Agreement; provided, that Employee's failure or refusal to work in excess of 120 hours per such for-week period shall not constitute cause for termination.

         4.2 Performance Bonus. Employee shall be entitled to consideration for annual performance bonus compensation for each calendar year constituting a percentage of annual base salary earned from his employment by Bank during such calendar year. Bonus compensation shall be subject to any deductions required by law. The Bank or Bancorp Board shall timely, and at least once yearly, determine the amount of and the formulas and methods for establishing such bonus compensation. The amount of such bonus compensation shall at all times be discretionary, and Bank may decline to award a performance bonus to Employee in any year.

                  4.2.1 Employee shall be entitled to a pro-rata performance bonus for less than a full year of performance if Employee's employment is terminated by Employee with cause, or by the Bank without cause (including termination following a change of control as described in Section 7.4 of the Agreement), prior to the date on which Employee would otherwise be entitled to consideration for Employee's annual performance bonus. In such circumstances, such pro-rata performance bonus shall be declared earned and payable as of the date of termination.

         5.       BENEFITS; PURCHASE OF SHARES.
                  -----------------------------

         5.1 Eligibility for General Benefits. Employee shall be eligible to participate in any plan of Bank or its affiliates relating to stock options, stock purchases, profit sharing, group life insurance, medical coverage, education and other retirement or employee benefits that Bank or its affiliates may adopt for the benefit of employees.

         5.2      Car Allowance. Employee shall receive no car allowance.

         5.3 Additional Benefits. Employee shall be eligible to participate in any other benefits which may be or become applicable to Bank's employees of similar rank. In addition, Employee shall be entitled to: (i) a reasonable expense account for use in connection with Bank business; and (ii) any other benefits which in Bank's judgment are commensurate with the responsibilities and functions to be performed by Employee under the Agreement, including the payment of reasonable expenses for attendance by Employee and Employee's spouse at annual meetings of the Oregon Bankers Association.

         5.4 Share Ownership. During the term of the Agreement, including extensions, Employee shall purchase shares of Bancorp Stock, including purchases through the exercise of stock options, in accordance with the share ownership policies and requirements established by Bancorp or Bank management in effect from time to time for employees of comparable rank.

         6.       VACATIONS AND LEAVES.
                  ---------------------

         6.1 Paid Vacation. During the term of the Agreement, Employee shall be entitled to annual paid vacation benefits identical to those offered to employees of Bank holding executive vice president or higher positions, subject to adjustment based on Employee's part-time status pursuant to the mutual agreement of the parties. The timing of vacations shall be scheduled in a reasonable manner by Employee. Employee shall not be entitled to receive any additional compensation from Bank on account of his failure to take a vacation, and may not accumulate unused vacation time from one calendar year to the next.

         6.2 Leaves With or Without Pay. The Bank Board may grant Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board may determine.

         6.3 Mandatory Absence. In each calendar year Employee shall be absent from Bank for one period of two consecutive weeks. Such period may include vacation, leave, sick leave, attendance at seminars or conventions, or any combination thereof.

         7.       CHANGE OF CONTROL.
                  ------------------

         7.1 Survival of Rights. Employee's rights on termination of employment under Section 3 of the Agreement, as well as all other rights of Employee under the Agreement or applicable law, shall survive a change of control of Bancorp or Bank whether or not Employee opposed or favored the change of control.

         7.2 Rights on Change of Control. If a change of control of Bancorp or Bank occurs while the Agreement is in effect, Employee shall have ninety (90) days following the date such change of control becomes effective to elect to terminate Employee's employment with cause. If Employee so elects to terminate, such termination shall constitute a termination by Employee with cause, and Employee shall receive all payments and benefits due to Employee on termination by Employee with cause under Section 3 of the Agreement.

         7.3 Base Compensation. Following a change of control, Bank shall not reduce Employee's base compensation in effect prior to the effective date of the change of control for a period of time equal to the greater of (i) twelve
(12) months from the effective date of the change of control; (ii) one (1) month for each full calendar year Employee has been employed by Bank; or (iii) the remaining term of the Agreement, including any extensions thereof. For purposes of this Subsection 7.3, a period of continuous full-time employment for six months or more in a calendar year shall count as a full calendar year.

         7.4      TERMINATION WITHOUT CAUSE.

                  7.4.1 If following a change of control which is effective on or before December 31, 2006 Bank terminates Employee's employment within one
(1) year of the effective date of the change of control because of a reduction in force or for any other reason, other than for cause pursuant to Section 3.3 of the Agreement, such termination shall constitute a termination by Bank without cause, and Employee shall receive all payments and benefits due to Employee on termination under Sections 3.5 and 3.6 of the Agreement, plus: (i) all nonforfeitable deferred compensation, if any; and (ii) unpaid performance bonus payments, if any, payable under Section 4.2 of the Agreement, which shall be declared earned and payable based upon performance up to, and shall be pro-rated as of, the date of termination.

                  7.4.2 If following a change of control which is effective on or after April 1, 2006 Bank terminates Employee's employment within one (1) year of the effective date of the change of control because of a reduction in force or for any other reason, other than for cause pursuant to Section 3.3 of the Agreement, such termination shall constitute a termination by Bank without cause, and Employee shall receive all payments and benefits due to Employee on termination under Sections 3.5 and 3.6 of the Agreement, plus: (i) all nonforfeitable deferred compensation, if any; and (ii) unpaid performance bonus payments, if any, payable under Section 4.2 of the Agreement, which shall be declared earned and payable based upon performance up to, and shall be pro-rated as of, the date of termination; provided, that the severance payment under
Section 3.6 shall be determined based on Employee's actual base salary at the time of termination rather than on an annual base salary equal to $119,000.

         7.5 Options and Stock. If Employee is a participant in a restricted stock plan or share option plan, and such plan is terminated involuntarily as a result of the change of control, all stock and options shall be declared fully vested and shall be paid, awarded or otherwise distributed. With respect to any unexercised options under any stock option plan, such options may be exercised within the period provided in such plan. Effective as of the date of the change of control, any holding period established for stock paid as bonus or other compensation shall be deemed terminated, except as otherwise provided by law.

         7.6 Definition. As used in this Section, "control" shall mean the acquisition during Employee's employment of twenty-five percent (25%) or more of the voting securities of Bancorp or Bank by any person, or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, or to such acquisition of a percentage between ten percent (10%) and twenty-five percent (25%) if the Board or the Comptroller of the Currency, the FDIC, or the Federal Reserve Bank have made a determination that such acquisition constitutes or will constitute control of Bancorp or Bank. The term "person" refers to an individual, corporation, bank, bank holding company, or other entity, but excludes any Employee Stock Ownership Plan established for the benefit of employees of Bancorp or any of its subsidiaries or other affiliates.

         8.       POST TERMINATION COVENANTS.
                  ---------------------------

         8.1 Non-Compete Covenants. If Employee terminates his employment without cause, or if Employee's employment is terminated by Bank for cause, then for one year from the date of such termination Employee will not, without the prior written consent of Bank:

                  8.1.1 Undertake full or part-time work, either as an employee or as a consultant, for another financial institution if such work is to be done, in whole or in part, in or from an office or other work site in Yamhill, Wasco, Hood River, Jefferson, Deschutes, Sherman or Gilliam Counties, Oregon, in Klickitat County, Washington, or in any other county in Oregon or Washington in which Bancorp or any of its affiliates has a place of business at the time of termination; or

                  8.1.2 Hire for any financial institution or other employer (including himself) any employee of Bancorp or any of its affiliates, or directly or indirectly cause such an employee to leave his or her employment to work for another employer, if such employee is to work in or from an office or other work site in Yamhill, Wasco, Hood River, Jefferson, Deschutes, Sherman or Gilliam Counties, Oregon, in Klickitat County, Washington, or in any other county in Oregon or Washington in which Bancorp or any of its affiliates has a place of business at the time of termination.

         8.2 Liquidated Damages for Breach of Non-Compete Covenants; Other Remedies. If Employee breaches the covenants of Section 8.1, Employee shall be liable to Bank for liquidated damages equal to the lesser of (i) $18,000, or
(ii) $1,500 multiplied by the number of months (including fractions thereof) between the date of breach and one year from the date of Employee's termination of employment. For example, if the date of breach occurs six months after the date of Employee's termination, liquidated damages shall be $9,000 (6 x $1,500). The parties agree that Bank's actual money damages upon Employee's breach will be difficult to compute, and further agree that the liquidated damages formula provided herein reasonably represents Bank's actual money damages. Employee shall pay the liquidated damages required hereunder within ten (10) days of the date Bank makes written demand for such payment. Nothing herein shall preclude Bank from enforcing any other legal or equitable remedies it may have upon Employee's breach, including injunctive relief. Such other remedies may be enforced in addition to Bank's right to liquidated damages under this Section.

         8.3 Limitation. The covenants in Sections 8.1 and 8.2 do not apply if Employee terminates his employment for cause, if Employee terminates his employment for any reason within ninety (90) days after the effective date of a change of control within the meaning of Section 7 of the Agreement, or if Employee's employment is terminated by Bank without cause.

         8.4 Additional Covenants. The following provisions shall apply and be binding on Employee following Employee's termination of employment under all circumstances, whether termination occurred with cause, without cause, following illness or disability, because of a change of control, or for any other reason:

                  8.4.1 Employee shall fully cooperate in the defense or prosecution of any litigation arising from or relating to matters about which Employee has knowledge based on his employment or other work, paid or unpaid, for Bank and its affiliates. To the extent allowed by law Employee shall receive reasonable compensation in connection with his performance under this Section 8.4.1;

                  8.4.2 Employee shall at all times keep all confidential and proprietary information gained from his employment by Bank, or from other previous, present or subsequent paid or unpaid work for Bank and its affiliates, in strictest confidence, and will not disclose or otherwise disseminate such information to anyone, other than to employees of Bank or its affiliates, except as may be required by law, regulation or subpoena; and

                  8.4.3 Employee shall not take or use for any purpose confidential or proprietary information of Bank or its affiliates, including without limitation customer or potential customer lists and trade secrets.

         8.5 Advancement of Employee. Employee acknowledges and agrees that the Agreement constitutes either an initial employment of Employee, insofar as Employee's previous contract with Employer has expired, or constitutes a bona fide advancement of Employee with the Employer under ORS 653.295 in several respects.

         9.       MISCELLANEOUS.
                  --------------

         9.1 Recitals; Law; Amendments. Each and every portion of the Agreement is contractual and not a mere recital, and all recitals shall be deemed incorporated into the Agreement. The Agreement shall be governed by and interpreted according to Oregon law and any applicable federal law. The Agreement may not be amended except by a subsequent written agreement signed by all parties hereto.

         9.2 Entire Agreement. The Agreement contains the entire understanding and agreement of the parties with respect to the parties' relationship, and all prior negotiations, discussions or understandings, oral or written, are hereby integrated herein. No prior negotiations, discussions or agreements not contained herein or in such documents shall be binding or enforceable against the parties.

         9.3 Counterparts. The Agreement may be signed in several counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart shall be considered an original. All counterparts of the Agreement shall together constitute one original document.

         9.4 Successors and Assigns. All rights and duties of Bank under the Agreement shall be binding on and inure to the benefit of Bank's successors and assigns, including any person or entity which acquires a controlling interest in Bank and any person or entity which acquires all or substantially all of Bank's assets. Bank and any such successor or assign shall be and remain jointly and severally liable to Employee under the Agreement. Employee may not assign or transfer Employee's rights or interests in or under the Agreement other than by a will or by the laws of descent and distribution. The Agreement shall inure to the benefit of and be enforceable by Employee's estate or legal representative.

         9.5 Waiver. Any waiver by any party hereto of any provision of the Agreement, or of any breach thereof, shall not constitute a waiver of any other provision or of any other breach. If any provision, paragraph or subparagraph herein shall be deemed invalid, illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions, paragraphs and subparagraphs shall not be affected.

         9.6 Arbitration. Any dispute, controversy, claim or difference concerning or arising from the Agreement or the rights or performance of either party under the Agreement, including disputes about the interpretation or construction of the Agreement, shall be settled through binding arbitration in the State of Oregon and in accordance with the National Rules For The Resolution of Employment Disputes. A judgment upon the award rendered in such arbitration may be entered in any court of competent jurisdiction.

         9.7 Employee Handbook. Employee agrees to be bound by the terms and conditions of any employee handbook of Bank or its affiliates as may be in effect from time to time, except that in the event of a conflict between such employee handbook and the Agreement, the Agreement shall control.

         9.8 Captions. All captions, titles and headings in the Agreement are for convenience only, and shall not be construed to limit any term of the Agreement.

         9.9 Definition. When used herein in reference to a corporation, "affiliate" shall mean, without limitation, any parent or subsidiary of the corporation and any entity controlled by the corporation.

         9.10 Exceptions. The Bank Board or the management of Bank may, in its discretion, make exceptions to one or more of the conditions imposed upon Employee contained in the Agreement, provided that any such exceptions must be approved in writing.

         9.11 Prior Contracts. The Agreement replaces and supersedes all prior written employment agreements and amendments thereof between the parties.


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Employee

COLUMBIA RIVER BANK

By:
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Title:
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

                 FIRST AMENDMENT TO 2002 SPLIT DOLLAR AGREEMENT

                      COLUMBIA RIVER BANK - JAMES C. McCALL

         This Amendment (the "Amendment") is made and entered into effective the 1st day of April, 2006 by and between COLUMBIA RIVER BANK, a state-chartered commercial bank located in The Dalles, Oregon (the "Bank"), and JAMES C. McCALL (the "Executive").

                                    RECITALS

         WHEREAS, the Executive and the Bank made and entered into a 2002 Split Dollar Agreement (the "Agreement") on the 18th day of January, 2002; and

         WHEREAS, the Executive and the Bank wish to specify in writing certain amendments to the Agreement;

         NOW, THEREFORE, in consideration of the services to be performed by the Executive in the future, as well as the mutual promises and covenants contained herein, the Executive and the Bank agree as follows:

         1. Increase in Benefit Coverage. Effective April 1, 2006, the coverage afforded to Insured under the Agreement shall be increased to $215,000.00, and Insured's transferee or beneficiary shall have rights in and to the designated proceeds whether or not Insured is terminated from employment, and regardless of whether any such termination occurs prior to Insured's Normal Retirement Age.

         2. Ratification. Executive and the Bank hereby reaffirm and ratify all remaining terms of the Agreement not specifically amended herein.


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Executive

COLUMBIA RIVER BANK

By:
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Title:
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

           FIRST AMENDMENT TO EXECUTIVE SALARY CONTINUATION AGREEMENT

                      COLUMBIA RIVER BANK - JAMES C. McCALL

         This Amendment (the "Amendment") is made and entered into effective the 1st day of April, 2006 by and between COLUMBIA RIVER BANK, a state-chartered commercial bank located in The Dalles, Oregon (the "Bank"), and JAMES C. McCALL (the "Executive").

                                    RECITALS

         WHEREAS, the Executive and the Bank made and entered into an Executive Salary Continuation Agreement (the "Agreement") on the 3rd day of June, 2002; and

         WHEREAS, the Executive and the Bank wish to specify in writing certain amendments to the Agreement;

         NOW, THEREFORE, in consideration of the services to be performed by the Executive in the future, as well as the mutual promises and covenants contained herein, the Executive and the Bank agree as follows:

         1. Amendment of Section 2.1(1). Section 2.1(1) of the Agreement is amended to provide:

                  "2.1(1) Amount of Benefit. The annual benefit under this
Section 2.1 is $ 23,000. Commencing at the end of the first Payment Year, and each Payment Year thereafter, the annual benefit shall be increased 3% percent from the previous Payment Year."

         2. Ratification. Executive and the Bank hereby reaffirm and ratify all remaining terms of the Agreement not specifically amended herein.


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Executive

COLUMBIA RIVER BANK

By:
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Title:
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